UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 23, 2009

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GRAND RIVER COMMERCE, INC.
(Exact name of registrant as specified in its charter)

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Michigan	333-147456	20-5393246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4471 Wilson Ave., SW, Grandville, Michigan	49418
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 531-1943
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 23, 2009, Grand River Commerce, Inc. mailed a letter to shareholders, a copy of which is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits.

99.1	Letter to Shareholders, dated July 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND RIVER COMMERCE, INC.

Date: July 24, 2009	By:	/s/ Robert P. Bilotti
Robert P. Bilotti
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Shareholders, dated July 24, 2009